POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and Officers of ASHLAND INC., a Kentucky corporation, which is about to file an Annual Report on Form 10-K with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints PAUL W. CHELLGREN, THOMAS L. FEAZELL and DAVID L. HAUSRATH, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others to sign and file such Annual Report and the exhibits thereto and any and all other documents in connection therewith with the Securities and Exchange Commission, and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated:  November 5, 1998



/s/ Paul W. Chellgren                             /s/ Ralph E. Gomory
---------------------------------------       ---------------------------------
Paul W. Chellgren, Chairman of the Board          Ralph E. Gomory, Director
and Chief Executive Officer



/s/ J. Marvin Quin                                /s/ Bernadine P. Healy
---------------------------------------       ---------------------------------
J. Marvin Quin, Senior Vice President and         Bernadine P. Healy, Director
Chief Financial Officer



/s/ Kenneth L. Aulen                              /s/ Mannie L. Jackson
---------------------------------------       ---------------------------------
Kenneth L. Aulen, Administrative Vice President, Mannie L. Jackson, Director Controller and Principal Accounting Officer



/s/ Samuel C. Butler                              /s/ Patrick F. Noonan
---------------------------------------       ---------------------------------
Samuel C. Butler, Director                        Patrick F. Noonan, Director



/s/ Frank C. Carlucci                             /s/ Jane C. Pfeiffer
---------------------------------------       ---------------------------------
Frank C. Carlucci, Director                      Jane C. Pfeiffer, Director



/s/ Ernest H. Drew                                /s/ Michael D. Rose
---------------------------------------       ---------------------------------
Ernest H. Drew, Director                          Michael D. Rose, Director



/s/ James B. Farley                              /s/ William L. Rouse, Jr.
---------------------------------------       ---------------------------------
James B. Farley, Director                        William L. Rouse, Jr., Director

                                ASHLAND INC.

                     Certificate of Assistant Secretary


         The undersigned hereby certifies that he is an Assistant Secretary of Ashland Inc., a Kentucky corporation (the "Corporation"), and that, as such, he is authorized to execute this Certificate on behalf of the Corporation and further certifies that:

         (a) Attached hereto as Exhibit A is a true and correct copy of an excerpt from the minutes of the meeting of the Board of Directors of the Corporation held on November 5, 1998, setting forth certain actions taken at such meeting, and the powers and authorities granted pursuant to such actions have at all times been in effect without amendment, waiver, rescission or modification since November 5, 1998.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation on this 18th day of November, 1998.



                                           /s/ T. C. Wales
                                           ---------------------------------
                                           T. C. Wales
                                           Assistant Secretary

[SEAL]

                                                            EXHIBIT A

                                EXCERPT FROM

                       MINUTES OF DIRECTORS' MEETING

                                ASHLAND INC.

                              November 5, 1998



RESOLVED, that the Corporation's Annual Report to the Securities and Exchange Commission (the "SEC") on Form 10-K (the "Form 10-K") in the form previously circulated to the Board in preparation for the meeting be, and it hereby is, approved with such changes as the Chairman of the Board, the President, any Vice President, the Secretary or David L. Hausrath ("Authorized Persons") shall approve, the execution and filing of the Form 10-K with the SEC to be conclusive evidence of such approval; provided, however, that without derogating from the binding effect of the above, it is understood that an Authorized Person shall cause the distribution prior to the filing with the SEC, of a copy of such Form 10-K to the directors in substantially that form which is to be filed with the SEC and that each director's oral concurrence with respect to such form shall be obtained prior to the filing with the SEC;

FURTHER RESOLVED, that the Authorized Persons be, and each of them hereby is, authorized to file with the SEC the Form 10-K and any amendments thereto on Form 10-K/A and/or any other applicable form; and

FURTHER RESOLVED, that the Authorized Persons be, and each of them hereby is, authorized and directed to take such other action as may be necessary and proper to implement the foregoing resolutions.